Exhibit 24

POWER OF ATTORNEY

	KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas E. Klema and Mark A. Metz the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to:

		(1)	execute for and on behalf of the undersigned Forms 3, 4 and 5, amendments thereto and all other forms that may be required to be filed by the undersigned from time to time under Section 16(a) of the Securities Exchange Act of 1934 and
the rules promulgated thereunder;

		(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such forms and timely file such forms with the United States Securities and Exchange Commission and any
stock exchange or similar authority; and

		(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any such attorney-in-fact pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to each of such attorneys-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do in person, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Rockwell Medical, Inc. assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 or any other forms under Section 16(a) of the Securities Exchange Act of 1934, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of September, 2017.

/s/ John G. Cooper
(signature)

John G. Cooper
(print name)